INVESCO ACTIVELY MANAGED EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 30, 2022 TO THE PROSPECTUSES

DATED FEBRUARY 25, 2022, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco Select Growth ETF (IVSG)

(the “Fund”)

Effective immediately, the following information is added below the table in the section titled “Portfolio Managers” in the Fund’s Summary Prospectus and in the section titled “Summary Information — Portfolio Managers” in the Fund’s Prospectus:

Effective on or about June 30, 2023, Mr. Voss will no longer serve as a Portfolio Manager of the Fund.

Effective immediately, the following information is added below the bulleted information in the section titled “Management of the Fund — Portfolio Managers” in the Fund’s Prospectus:

Effective on or about June 30, 2023, Mr. Voss will no longer serve as a Portfolio Manager of the Fund.

Please Retain This Supplement For Future Reference.

IVSG-SUMSTAT-SUP 113022